UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2005
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                                  JACLYN, INC.

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-5863                    22-1432053
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(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)

          635 59TH Street
      West New York, New Jersey                                         07093
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (201) 868-9400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02.        Unregistered Sales of Equity Securities.

     Jaclyn, Inc. (the "Company") issued an aggregate of 39,000 shares of its common stock, $1.00 par value per share ("Common Stock"), during the period from October 1, 2004 through January 5, 2005 upon the exercise by five employees of the Company (the "optionees") of stock options previously granted. The Company received an aggregate of $40,425 in cash from the optionees in partial payment of the exercise price for the issued shares. The Company also received an aggregate of 5,577 mature shares of Common Stock from the optionees in partial payment of the exercise price for the issued shares under terms of the stock option plan under which the stock options were granted. The stock option plan permits the use of previously acquired shares of Common Stock in full or partial payment of the applicable exercise price.

The Company is relying on an exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of the shares of Common Stock. Each optionee has represented, warranted and agreed, among other things, that the shares of Common Stock issued upon the exercise of the applicable options have been acquired for his own account, for investment only and not with a view to the resale or distribution thereof; and understands that the shares of Common Stock must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available at that time. Each optionee has also represented that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment in the shares of Common Stock; has adequate means of providing for his current needs and possible future contingencies; is able to bear the economic risks of his investment in the shares of Common Stock; is able to hold the shares of Common Stock for an indefinite period of time and has a sufficient net worth to sustain a loss of his investment in the shares of Common Stock in the event any loss should occur; and has had access to and received such documents and information concerning the Company as he has requested. A Securities Act restrictive legend will be placed on any certificate representing the shares of Common Stock and stop transfer instructions will be placed on any such certificates as may be necessary or appropriate to, among other things, prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws.

Item 9.01.     Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired. Not Applicable.
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          (b)  Pro Forma Financial Information. Not Applicable.
               --------------------------------

          (c)  Exhibits. Not Applicable.
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                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 6, 2005                    JACLYN, INC.


                                            By: /s/ Anthony C. Christon
                                                -----------------------
                                                Anthony C. Christon,
                                                Chief Financial Officer